UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2013

BIOSCRIP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-28740	05-0489664
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Clearbrook Road, Elmsford, New York	10523
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 460-1600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01. Other Events.

As previously disclosed in its periodic filings with the U.S. Securities and Exchange Commission, BioScrip, Inc. (the “Company”) periodically responds to subpoenas and requests for information from governmental agencies. The Company confirms that it is not a target or a potential subject of a criminal investigation.

The Company sold its traditional and specialty pharmacy mail operations and community retail pharmacy stores on May 4, 2012. Pursuant to a civil investigative demand issued by the United States Attorney’s Office for the Southern District of New York and a subpoena from the New York State Attorney General’s Medicaid Fraud Control Unit, the Company has cooperated by producing documents and information regarding the distribution of the Novartis Pharmaceuticals Corporation product Exjade(R) by the Company’s legacy specialty pharmacy division that was divested.

On September 11, 2013, the Company was advised by the government that it plans to engage in discussions with the Company regarding its investigation. The investigation is civil in nature. To the Company’s knowledge, no proceedings have been initiated against it at this time. The Company cannot predict or determine the timing or outcome of this investigation or the impact it may have, if any, on the Company’s financial condition, results of operations or cash flows.

Forward-Looking Statements – Safe Harbor

This Current Report on Form 8-K includes statements that may constitute “forward-looking statements” conveying management’s expectations as to the future based on current plans, estimates and projections. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. In some cases, forward-looking statements can be identified by words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “predict,” “potential,” “continue” or comparable terms. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and, because such statements inherently involve risks and uncertainties, actual results may differ materially from those in the forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company does not undertake any duty to update these forward-looking statements after the date hereof even though the Company’s situation may change in the future, except as required by law. All of the forward-looking statements herein are qualified by these cautionary statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSCRIP, INC.

Date: September 23, 2013	By:	/s/ Kimberlee C. Seah
Kimberlee C. Seah
Senior Vice President and General Counsel